                                                 ------------------------------
                                                         OMB APPROVAL
                                                 ------------------------------
                                                 OMBA Number:    3235-0145
                                                 Expires:      October 31, 1994
                                                 Estimated average burden
                                                 hours per response . . . 14.90
                                                 ------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 SCHEDULE 13G


                   Under the Securities Exchange Act of 1934

                             (Amendment ________)*


                               Thomas Group Inc.
--------------------------------------------------------------------------------
                                     (Name of Issuer)

                                 Common Stock
--------------------------------------------------------------------------------
                                 (Title of Class of Securities)


                                   88440210
                        -------------------------------
                                        (CUSIP Number)


Check the following box if a fee is being paid with this statement [x]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

-------------------------                               ----------------------
  CUSIP NO. 88440210                    13G
-------------------------                               ----------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

        Acorn Investment Trust, Series Designated Acorn Fund 36-2962100

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
      Not Applicable                                            (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 4
        Massachusetts

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     5
     NUMBER OF              None

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      6
                            356,000
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     7
    REPORTING               None

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          8
                            356,000

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 9
        356,000

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
10
        Not Applicable

------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
11
        5.68%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
12
        IV

------------------------------------------------------------------------------

                     *SEE INSTRUCTION BEFORE FILLING OUT!

Item 1(a)      Name of Issuer:

                    Thomas Group Inc.


Item 1(b)      Address of Issuer's Principal Executive Offices:

                    5215 N. O'Connor Blvd., Suite 2500

                    Irving, TX 75039


Item 2(a)      Name of Person Filing:

                    Acorn Investment Trust, Series Designated Acorn Fund


Item 2(b)      Address of Principal Business Office:

                    227 West Monroe Street, Suite 3000

                    Chicago, Illinois 60606


Item 2(c)      Citizenship:

                    The filing person is a Massachusetts business trust.


Item 2(d)      Title of Class of Securities:

                    Common Stock


Item 2(e)      CUSIP Number:

                    88440210


Item 3         Type of Person:

                    (d) Investment company registered under section 8 of the Investment Company Act


Item 4         Ownership (at December 31, 1995):
                                            --

                    (a) Amount owned "beneficially" within the meaning of rule 13d-3:

                         356,000 shares

                    (b)  Percent of class:

                         5.68% (based on 6,265,000 shares outstanding)

                    (c)  Number of shares as to which such person has:

                              (i)    sole power to vote or to direct the vote:
                                     none
                             (ii)    shared power to vote or to direct the vote:
                                     356,000

                              (iii) sole power to dispose or to direct the disposition of: none
                               (iv)  shared power to dispose or to direct
                                     disposition of: 356,000

                         Power over voting and disposition of these securities is shared with Wanger Asset Management, L.P., which is the investment adviser of Acorn Investment Trust, Series Designated Acorn Fund.


Item 5         Ownership of Five Percent or Less of a Class:

                    Not Applicable


Item 6         Ownership of More than Five Percent on Behalf of Another Person:

                    Not Applicable


Item 7 Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding
               Company:

                    Not Applicable


Item 8         Identification and Classification of Members of the Group:

                    Not Applicable


Item 9         Notice of Dissolution of Group:

                    Not Applicable


Item 10        Certification:

                    By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

                                   Signature
                                   ---------

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Date:  February 9, 1996


                                       ACORN INVESTMENT TRUST, SERIES DESIGNATED
                                         ACORN FUND

                                       By: /s/ Robert M. Slotky
                                           ---------------------
                                               Robert M. Slotky
                                               Vice President